                                                                 Exhibit 10.03

                           CONTRACT FOR SALE OF REALTY

                                                                 August 16, 1995

      The undersigned Buyer agrees to buy, and the Seller agrees to sell for all that tract or parcel of land lying and being in Land Lot 158 of the 14th District of Fulton County, Georgia, and being more particularly described as follows:

      BEGINNING at a marble monument located at the corner formed by the intersection of the northerly right of way line of Center Avenue and the northwesterly right of way line of South Main Street; running thence northeasterly along the northwesterly right of way line of South Main Street
220.4 feet to an iron pin; running thence north 86 degrees 21 minutes 10 seconds west 196.7 feet to a point; running thence north 59 degrees 43 minutes 30 seconds west 10.4 feet to an iron pin; running thence north 86 degrees 32 minutes 10 seconds west 54.3 feet to a fence post; running thence south 05 degrees 21 minutes 50 seconds west 70.8 feet to an iron pin; running thence south 85 degrees 09 minutes 50 seconds east 16.6 feet to an iron pin; running thence south 07 degrees 36 minutes 40 seconds west 57.8 feet to an iron pin; running thence south 18 degrees 43 minutes 40 seconds west a distance of 89.5 feet to an iron pin found on the northerly right of way line of Center Avenue; running thence easterly along the northerly right of way line of Center Avenue
208.3 feet to a marble monument located at the northwest corner of Center Avenue and South Main Street and the point of beginning, being improved property known as 3067 South Main street, according to the present system of numbering in the City of East Point, Georgia, as shown on that Survey for Charles W. Crow a/k/a Charles William Crowe prepared by A. E. Vaughn, RLS No. 1629 of Alvin E. Vaughn & Associates, dated November 1, 1972, revised February 26, 1993 including all lighting fixtures attached thereto, and all heating, water heating, and plumbing equipment therein.
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                                  [MAP OMITTED]

[ILLEGIBLE]

C. W. CROWE

Land Lot 158, 14th. District, Fulton County, Georgia

Nov. 1, 1972      Scale 1"      50'

[ILLEGIBLE]
ALVIN E. VAUGHN & ASSOC.
[ILLEGIBLE] - Surveyors
[ILLEGIBLE] Road S.E.
Atlanta, Ga. 30316

[ALL TYPE ACCOMPANYING SURVEYOR'S SEAL ILLEGIBLE]        [SEAL:
                                                         GEORGIA
                                                       REGISTERED
                                                        No. 1629
                                                      PROFESSIONAL
                                                      LAND SURVEYOR
                                                      A. E. VAUGHN]